FIRST AMENDMENT TO SECOND AMENDED AND
                      -------------------------------------
                        RESTATED REVOLVING LOAN AGREEMENT
                        ---------------------------------


                  This First Amendment to Second Amended and Restated Revolving Loan Agreement ("First Amendment") is entered into as of February 19, 1999 by and among DEL WEBB CORPORATION, a Delaware corporation ("Borrower"), each bank whose name is set forth on the signature pages of this First Amendment (collectively, the "Banks" and individually a "Bank"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association (the "Agent") and BANK ONE, ARIZONA, NA, a national banking association (the "Co-Agent"). This First Amendment is one of the Loan Documents referred to in the Loan Agreement defined below. All terms and agreements set forth in the Loan Agreement which are generally applicable to the Loan Documents shall apply to this First Amendment. Capitalized terms not otherwise defined herein shall have the meanings given them in the Loan Agreement.

                                    RECITALS
                                    --------

                  A. Borrower, the Banks, the Agent and the Co-Agent have previously made and entered into that certain Second Amended and Restated Revolving Loan Agreement, dated as of June 5, 1998 (the "Loan Agreement"), pursuant to which the Banks agreed to make revolving loans to Borrower in the aggregate principal amount of up to $450,000,000 (the "Loan"). The Loan is evidenced by the Loan Agreement and the various Line A Notes and Line B Notes executed by Borrower in favor of the Banks.

                  B. Borrower has requested that an additional $50,000,000 be made available as part of the Line A Commitment and, subject to the terms and conditions contained herein, the Banks and the Agent have agreed to such increase, as more fully set forth below.

                  C. Concurrently with this First Amendment, BANK UNITED has executed a Commitment Assignment and Acceptance to become a Bank under the Loan Agreement concurrently with the effectiveness of this First Amendment. Borrower and the Agent hereby approve BANK UNITED becoming a Bank.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, the Banks, the Co-Agent and the Agent hereby agree as follows:

         1. AMENDMENTS TO LOAN AGREEMENT.

                  1.1 SECTION 1.1 In Section 1.1 of the Loan Agreement, the definition of "Line A Commitment" is restated in its entirety to read as follows:

                           "'LINE A COMMITMENT' means, subject to Sections 2.4 and 2.5, $407,000,000. The respective Pro Rata Shares of the Banks with respect to the Line A Commitment are set forth in SCHEDULE 1.1."

                  1.2 SCHEDULE 1.1. SCHEDULE 1.1 ("Bank Group Commitments") to the Loan Agreement is amended and restated in its entirety in the schedule attached to this First Amendment as ANNEX I.

         2. FEES. On the effective date of this First Amendment, Borrower agrees to pay fees as follows:

                           (a) Borrower shall pay to the Agent for the respective accounts of each Bank whose aggregate Commitment is increasing pursuant to this First Amendment, a fee equal to ten (10) basis points times the increase in such Bank's aggregate Commitment as shown on ANNEX I hereto; and

                           (b) Borrower shall pay to any Bank whose Pro Rata Share of any outstanding Eurodollar Rate Loan is decreased as a result of the Adjusting Purchase Payments specified in Section 3 hereof a fee (if applicable) calculated in the manner of a prepayment of such Eurodollar Rate Loan as specified in Section 3.6(D) of the Loan Agreement and based on the amount of such decrease; and

                           (c) Borrower shall pay to any Bank whose Pro Rata Share of any outstanding Eurodollar Rate Loan is increased as a result of the Adjusting Purchase Payments specified in Section 3 hereof a fee equal to the amount of such increase TIMES [number of days between the date of such increase and the last day of the applicable Eurodollar Period], DIVIDED BY 360, TIMES the applicable Advance Differential. The "Advance Differential" applicable to a Eurodollar Rate Loan shall mean
         (a) the Eurodollar Rate on, or as near as practicable to the date of such increase for a hypothetical Eurodollar Rate Loan commencing on such date and ending on the last day of the Interest Period of the subject Eurodollar Rate Loan MINUS (b) the Eurodollar Rate applicable to the subject Eurodollar Rate Loan (but not less than zero); and

                           (d) Borrower shall pay to the Agent an administration and syndication fee pursuant to a separate written fee letter between Borrower and the Agent.

All of the foregoing fees are fully earned upon such effective date and are nonrefundable.

         3. ADJUSTING PURCHASE PAYMENTS. The Agent shall notify the Banks on the first Banking Day that the conditions specified in Sections 5(A)-5(F) hereof have been satisfied (the "Notice"). On the following Banking Day, certain of the Banks shall purchase, and certain of the Banks shall sell, to one another, the percentage interests in the Commitments as reflected in ANNEX II hereto, in order to reallocate the then outstanding Advances under the Notes among the Banks to correspond to the revised Pro Rata Shares of the Banks specified in ANNEX I hereto. The applicable purchase price payments are specified on ANNEX II hereto and referred to herein as the "Adjusting Purchase Payments." The Adjusting Purchasing Payments shall be made to the Agent by the applicable purchasing Banks by Federal Reserve wire transfer initiated by the payor no later than 9:00 a.m. California time on the Banking Day following the Notice. Upon receipt of all such payments, the Agent shall promptly send appropriate portions thereof to the selling Banks by Federal Reserve wire transfer. The new Pro Rata Shares shall become effective on the close of business on the day of transfer of such funds.

         4. BORROWER'S REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants that except as previously disclosed to the Banks in writing, all of the representations and warranties contained in the Loan Documents are true and correct on and as of the date of this First Amendment as though made on that date and after giving effect to this First Amendment no Event of Default shall be continuing.

         5. CONDITIONS PRECEDENT. The effectiveness of this First Amendment is conditioned upon the satisfaction by Borrower of each of the following conditions on or before March 5, 1999:

                           (a) Borrower shall have delivered or caused to be delivered to the Agent fully executed original counterparts of this First Amendment and EXHIBIT A hereto, sufficient in number for distribution to the Agent, the Banks and Borrower;

                           (b) Borrower shall have delivered to the Agent executed original replacement Line A Notes and Line B Notes, for each Bank whose Line A or Line B Commitment is changed, in the forms of EXHIBIT B and EXHIBIT C hereto. Such replacement notes shall reflect the increase in the Line A Commitment herein as well as the alteration of the Pro Rata Share of each Bank reflected on ANNEX I hereto;

                           (c)  Borrower  shall have paid the fees  required  in
         Section 2 hereof;

                           (d) The Agent shall have received from Borrower such documentation as may be required to establish the authority of Borrower to execute, deliver and perform any of the Loan Documents to which it is a Party, including, without limitation, this First Amendment and the replacement Line A Notes and Line B Notes. Such documentation shall include certified corporate resolutions, incumbency certificates, and such other certificates or documents as the Agent shall reasonably require;

                           (e) The Agent shall have received a written legal opinion of counsel(s) to Borrower and each Guarantor, in form and substance satisfactory to the Agent, regarding the execution, delivery, performance and enforceability of this First

         Amendment, the Guarantors' Consent hereto and the replacement Line A Notes and Line B Notes;

                           (f) The Agent shall have received a written certification from a Responsible Official of Borrower that Borrower and its Subsidiaries are in compliance with all the terms and provisions of the Loan Documents and after giving effect to this First Amendment no Default or Event of Default shall be continuing;

and the satisfaction by the Banks of the following condition:

                           (g)  The   applicable   Banks  shall  have  made  the
         Adjusting Purchase Payments as specified in Section 3 hereof.

         6. RETURN OF CANCELED NOTES TO BORROWER. Upon the effectiveness of this First Amendment in accordance herewith, including the delivery by Borrower of all documents required under Section 5 hereof, the Banks shall return the Line A Notes and Line B Notes that have been replaced pursuant to Section 5(B) hereof to the Agent for redelivery to Borrower, in each case marked "Canceled."

         7. AMENDMENT TO OTHER LOAN DOCUMENTS. Each of the Loan Documents is hereby amended such that all references to the Loan Agreement contained therein shall be deemed to be made with respect to the Loan Agreement as amended hereby. Each of the Loan Documents are hereby further amended such that any reference contained therein to any document amended hereby shall be deemed to be made with respect to such document as amended hereby. Each reference to Loan Documents generally shall be deemed to include this First Amendment.

         8. LOAN DOCUMENTS IN FULL FORCE AND EFFECT. Except as modified hereby, the Loan Documents remain in full force and effect.

         9. GOVERNING LAW. This First Amendment shall be governed by, and construed in accordance with, the Laws of the State of California.

         10. SEVERABILITY. If any provision of this First Amendment is held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

         11. COUNTERPARTS. This First Amendment may be executed in counterparts and any party may execute any counterpart, each of which shall be deemed to be an original and all of which, taken together, shall be deemed to be one and the same document. The execution hereof by any parties shall not become effective until this First Amendment, and EXHIBIT A hereto, is executed and delivered by all parties hereto and thereto.

         12. PRIOR AGREEMENTS. This First Amendment contains the entire agreement between Borrower, the Banks and the Agent with respect to the subject matter hereof, and all prior negotiations, understandings, and agreements with respect thereto are superseded by this First Amendment.

                  IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first above written.

"Borrower"                                "Banks"

DEL WEBB CORPORATION                      BANK ONE, ARIZONA, NA, as a Bank


By:                                       By:
      --------------------------------          --------------------------------
      John A. Spencer
      Senior Vice President                     --------------------------------
                                                     Printed Name and Title

"Agent"
                                          BANK OF AMERICA NATIONAL
BANK OF AMERICA NATIONAL                  TRUST AND SAVINGS ASSOCIATION,
TRUST AND SAVINGS ASSOCIATION,            as a Bank
as Agent

                                          By:
By:                                             --------------------------------
      --------------------------------
                                                --------------------------------
      --------------------------------               Printed Name and Title
          Printed Name and Title

                                          GUARANTY FEDERAL BANK, F.S.B.
"Co-Agent"

BANK ONE, ARIZONA, NA, as Co-Agent        By:
                                                --------------------------------

By:                                             --------------------------------
      --------------------------------               Printed Name and Title

      --------------------------------
          Printed Name and Title          BANKBOSTON, N.A. (formerly known as
                                          The First National Bank of Boston)


                                          By:
                                                --------------------------------

                                                --------------------------------
                                                     Printed Name and Title

CREDIT LYONNAIS                           M&I THUNDERBIRD BANK
LOS ANGELES BRANCH

                                          By:
By:                                             --------------------------------
      --------------------------------
                                                --------------------------------
      --------------------------------               Printed Name and Title
           Printed Name and Title

                                          By:
FIRST UNION NATIONAL BANK                       --------------------------------
(formerly known as First Union National
Bank of North Carolina)                         --------------------------------
                                                     Printed Name and Title

By:
      --------------------------------    NORWEST BANK ARIZONA,
                                          National Association
      --------------------------------
           Printed Name and Title
                                          By:
                                                --------------------------------
BANK OF HAWAII
                                                --------------------------------
                                                     Printed Name and Title
By:
      --------------------------------
                                          PNC BANK, N.A.
      --------------------------------
           Printed Name and Title
                                          By:
                                                --------------------------------
FLEET NATIONAL BANK
                                                --------------------------------
                                                     Printed Name and Title
By:
      --------------------------------
                                          COMERICA BANK
      --------------------------------
           Printed Name and Title
                                          By:
                                                --------------------------------

                                                --------------------------------
                                                     Printed Name and Title

BANK UNITED


By:
      --------------------------------

      --------------------------------
           Printed Name and Title


Address for Bank United

Bank United
6991 East Camelback, C-303
Scottsdale, Arizona 85251
Attn:  Maureen K. Koerner, Vice President
Telephone:      (602) 945-7213
Telecopier:     (602) 941-0371

                                    EXHIBIT A

                              GUARANTORS' CONSENTS


                  The undersigned do each hereby (a) consent to that certain First Amendment to Amended and Restated Revolving Loan Agreement, dated as of February 19, 1999, by and among Del Webb Corporation ("Borrower"), the Banks named therein, Bank of America National Trust and Savings Association, as Agent, and Bank One, Arizona, NA, as Co-Agent, including the increase of $50,000,000 in the Line A Commitment contained therein and (b) reaffirm (i) their respective obligations under that certain 1998 Subsidiary Guaranty, dated as of June 5, 1998, and (ii) that the 1998 Subsidiary Guaranty remains in full force and effect and that, without limitation, any indebtedness of Borrower represented by the $50,000,000 increase in the Line A Commitment constitutes "Guarantied Obligations" thereunder.

Dated:  February 19, 1999

Del Webb California Corp.,             Del Webb Conservation Holding Corp., an
an Arizona corporation                 Arizona corporation


By:                                    By:
      -------------------------------        -------------------------------
      Donald V. Mickus                       Donald V. Mickus
      Treasurer                              Treasurer


Del Webb Commercial Properties         Del Webb Home Construction, Inc.,
Corporation, an Arizona corporation    an Arizona corporation


By:                                    By:
      -------------------------------        -------------------------------
      Donald V. Mickus                       Donald V. Mickus
      Treasurer                              Treasurer


Del Webb Communities, Inc.,            Anthem Arizona, Inc. (formerly known as
an Arizona corporation                 The Villages at Desert Hills, Inc. and as
                                       Del Webb Lakeview Corporation), an
                                       Arizona corporation
By:
      -------------------------------
      Donald V. Mickus                 By:
      Treasurer                              -------------------------------
                                             Donald V. Mickus
                                             Treasurer

                                    Exhibit A

Del Webb's Coventry Homes Construction   Del E. Webb Development Co., L.P.,
Co., an Arizona corporation              a Delaware limited partnership

                                         By:    Del Webb Communities, Inc.,
By:                                             general partner
      -------------------------------
      Donald V. Mickus
      Treasurer                                By:
                                                    --------------------------
                                                    Donald V. Mickus
Del Webb's Coventry Homes, Inc.,                    Treasurer
an Arizona corporation

                                         Del E. Webb Foothills Corporation,
By:                                      an Arizona corporation
      -------------------------------
      Donald V. Mickus
      Treasurer                          By:
                                               -------------------------------
Del Webb's  Coventry  Homes of Nevada,         Donald V. Mickus
Inc., an Arizona  corporation  (formerly       Treasurer
known as Del Webb of Nevada, Inc.)

                                         DW Aviation Co., an Arizona corporation
By:
      -------------------------------
      Donald V. Mickus                   By:
      Treasurer                                -------------------------------
                                               Donald V. Mickus
                                               Treasurer
Del Webb's Coventry Homes Construction
of Tucson Co., an Arizona corporation
                                         Fairmount Mortgage, Inc., an Arizona
                                         corporation
By:
      -------------------------------
      Donald V. Mickus                   By:
      Treasurer                                -------------------------------
                                               Richard W. Day
                                               Treasurer
Del Webb's Coventry Homes of Tucson,
Inc., an Arizona corporation
                                         Terravita Corp., an Arizona corporation

By:
      -------------------------------    By:
      Donald V. Mickus                         -------------------------------
      Treasurer                                Donald V. Mickus
                                               Treasurer

                                    Exhibit A

Terravita Home Construction Co.,         New Mexico Asset Corporation,
an Arizona corporation                   an Arizona corporation


By:                                      By:
      -------------------------------          -------------------------------
      Donald V. Mickus                         Donald V. Mickus
      Treasurer                                Treasurer


Trovas Company, an Arizona corporation   Del Webb Texas Limited Partnership,
                                         an Arizona limited partnership

By:                                      By:   Del Webb Southwest Co.,
      -------------------------------          an Arizona corporation
      Donald V. Mickus
      Treasurer
                                               By:
                                                    --------------------------
Trovas Construction Co., an Arizona                 Donald V. Mickus
corporation                                         Treasurer


By:                                      New Mexico Asset Limited Partnership
      -------------------------------    (formerly known as New Mexico
      Donald V. Mickus                   Investment Co. Limited Partnership), an
      Treasurer                          Arizona limited partnership

                                         By:   Del Webb Corporation, a Delaware
Del Webb Limited Holding Co.,                  corporation
an Arizona corporation

                                               By:
By:                                                 --------------------------
      -------------------------------               Donald V. Mickus
      Donald V. Mickus                              Treasurer
      Treasurer

                                         Bellasera Corp., an Arizona corporation
Del Webb Southwest Co., an Arizona
corporation
                                         By:
                                               -------------------------------
By:                                            Donald V. Mickus
      -------------------------------          Treasurer
      Donald V. Mickus
      Treasurer

                                    Exhibit A

Del Webb's Sunflower of Tucson, Inc., an
Arizona corporation


By:
      -------------------------------
      Donald V. Mickus
      Treasurer


Del Webb's Spruce Creek Communities,
Inc., an Arizona corporation


By:
      -------------------------------
      Donald V. Mickus
      Treasurer

                                    Exhibit A

                                    EXHIBIT B
                                    ---------

                                   LINE A NOTE
                                   -----------


$________________                                           ______________, 1999
                                                         Los Angeles, California


                  FOR VALUE RECEIVED, the undersigned promises to pay to the order of ______________________________________________________ (the "Bank"),
the                    principal                    amount                    of
__________________________________________________________  ($_____________)  or
such lesser aggregate amount of Advances as may be made by the Bank with respect to the Line A Commitment under the Loan Agreement referred to below, together with interest on the principal amount of each Advance made hereunder and remaining unpaid from time to time from the date of each such Advance until the date of payment in full, payable as hereinafter set forth.

                  Reference is made to the Second Amended and Restated Revolving Loan Agreement, dated as of June 5, 1998, as amended by that certain First Amendment to Second Amended and Restated Revolving Loan Agreement, dated as of even date herewith, by and among the undersigned, as Borrower, the Banks which are parties thereto, Bank One, Arizona, NA, as Co-Agent, and Bank of America National Trust and Savings Association, as Agent for the Banks (as so amended, the "Loan Agreement"). Terms defined in the Loan Agreement and not otherwise defined herein are used herein with the meanings given those terms in the Loan Agreement. This is one of the Line A Notes referred to in the Loan Agreement, and any holder hereof is entitled to all of the rights, remedies, benefits and privileges provided for in the Loan Agreement as originally executed or as it may from time to time be supplemented, modified or amended. The Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified.

                  The principal indebtedness evidenced by this Line A Note shall be payable as provided in the Loan Agreement and in any event on the Maturity Date.

                  Interest shall be payable on the outstanding daily unpaid principal amount of Advances from the date of each such Advance until payment in full and shall accrue and be payable at the rates and on the dates set forth in the Loan Agreement both before and after default and before and after maturity and judgment, with interest on overdue principal and interest to bear interest at the rate set forth in Section 3.7 of the Loan Agreement, to the fullest extent permitted by applicable Law.

                  Each payment hereunder shall be made to the Agent at the Agent's Office for the account of the Bank in immediately available funds not later than 11:00 a.m. (San Francisco time) on the day of payment (which must be a Banking Day). All payments

                                    Exhibit B
received after 11:00 a.m. (San Francisco time) on any particular Banking Day shall be deemed received on the next succeeding Banking Day. All payments shall be made in lawful money of the United States of America.

                  The Bank shall use its best efforts to keep a record of Advances made by it and payments received by it with respect to this Line A Note, and such record shall be presumptive evidence of the amounts owing under this Line A Note.

                  The undersigned hereby promises to pay all costs and expenses of any rightful holder hereof incurred in collecting the undersigned's obligations hereunder or in enforcing or attempting to enforce any of such holder's rights hereunder, including reasonable attorneys' fees and disbursements, whether or not an action is filed in connection therewith.

                  The undersigned hereby waives presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest and any other notice or formality, to the fullest extent permitted by applicable Laws.

                  This Line A Note shall be delivered to and accepted by the Bank in the State of California, and shall be governed by, and construed and enforced in accordance with, the local Laws thereof.

                  [ . . . This Line A Note replaces, amends and restates that certain Line A Note, dated as of [ . . . June 5, 1998 . . .], in the principal amount of $____________, heretofore delivered by the undersigned to the Bank pursuant to the Loan Agreement. . . .]

                                         DEL WEBB CORPORATION,
                                         a Delaware corporation


                                         By:
                                             ----------------------------------

                                             ----------------------------------
                                                  Printed Name and Title

                                    Exhibit B

                                    EXHIBIT C
                                    ---------

                                   LINE B NOTE
                                   -----------



$_______________                                            ______________, 1999
                                                         Los Angeles, California


                  FOR VALUE RECEIVED, the undersigned promises to pay to the order of ________________________________________________________ (the "Bank"),
the principal amount of  _______________________________________________________
($____________) or such lesser aggregate amount of Advances as may be made by the Bank with respect to the Line B Commitment under the Loan Agreement referred to below, together with interest on the principal amount of each Advance made hereunder and remaining unpaid from time to time from the date of each such Advance until the date of payment in full, payable as hereinafter set forth.

                  Reference is made to the Second Amended and Restated Revolving Loan Agreement, dated as of June 5, 1998, as amended by that certain First Amendment to Second Amended and Restated Revolving Loan Agreement, dated as of even date herewith, by and among the undersigned, as Borrower, the Banks which are parties thereto, Bank One, Arizona, NA, as Co-Agent, and Bank of America National Trust and Savings Association, as Agent for the Banks (as so amended, the "Loan Agreement"). Terms defined in the Loan Agreement and not otherwise defined herein are used herein with the meanings given those terms in the Loan Agreement. This is one of the Line B Notes referred to in the Loan Agreement, and any holder hereof is entitled to all of the rights, remedies, benefits and privileges provided for in the Loan Agreement as originally executed or as it may from time to time be supplemented, modified or amended. The Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified.

                  The principal indebtedness evidenced by this Line B Note shall be payable as provided in the Loan Agreement and in any event on the Maturity Date.

                  Interest shall be payable on the outstanding daily unpaid principal amount of Advances from the date of each such Advance until payment in full and shall accrue and be payable at the rates and on the dates set forth in the Loan Agreement both before and after default and before and after maturity and judgment, with interest on overdue principal and interest to bear interest at the rate set forth in Section 3.7 of the Loan Agreement, to the fullest extent permitted by applicable Law.

                                    Exhibit C

                  Each payment hereunder shall be made to the Agent at the Agent's Office for the account of the Bank in immediately available funds not later than 11:00 a.m. (San Francisco time) on the day of payment (which must be a Banking Day). All payments received after 11:00 a.m. (San Francisco time) on any particular Banking Day shall be deemed received on the next succeeding Banking Day. All payments shall be made in lawful money of the United States of America.

                  The Bank shall use its best efforts to keep a record of Advances made by it and payments received by it with respect to this Line B Note, and such record shall be presumptive evidence of the amounts owing under this Line B Note.

                  The undersigned hereby promises to pay all costs and expenses of any rightful holder hereof incurred in collecting the undersigned's obligations hereunder or in enforcing or attempting to enforce any of such holder's rights hereunder, including reasonable attorneys' fees and disbursements, whether or not an action is filed in connection therewith.

                  The undersigned hereby waives presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest and any other notice or formality, to the fullest extent permitted by applicable Laws.

                  This Line B Note shall be delivered to and accepted by the Bank in the State of California, and shall be governed by, and construed and enforced in accordance with, the local Laws thereof.

                  [ . . . This Line B Note replaces, amends and restates that certain Line B Note, dated as of [ . . . June 5, 1998 . . .], in the principal amount of $_______________ , heretofore delivered by the undersigned to the Bank pursuant to the Loan Agreement. . . .]


                                         DEL WEBB CORPORATION,
                                         a Delaware corporation


                                         By:
                                             ----------------------------------

                                             ----------------------------------
                                                  Printed Name and Title

                                    Exhibit C

                                     ANNEX I
                                     -------
                              DEL WEBB CORPORATION
                             BANK GROUP COMMITMENTS

                                                                                Total           Prior          Increase in
                                                 Line "A"        Line "B"     Commitment      Commitment        Aggregate
SYNDICATE BANK                PRO RATA SHARE   $407,000,000    $93,000,000   $500,000,000    $450,000,000      COMMITMENT
--------------                --------------   ------------    -----------   ------------    ------------      ----------
Bank of America NT & SA               24.00%    $97,680,000     22,320,000    120,000,000     120,000,000             -0-
Bank One, Arizona, NA                 12.00%     48,840,000     11,160,000     60,000,000      60,000,000             -0-
Guaranty Federal Bank, F.S.B.          9.00%     36,630,000      8,370,000     45,000,000      45,000,000             -0-
BankBoston, N.A.                       7.00%     28,490,000      6,510,000     35,000,000      35,000,000             -0-
First Union National Bank              5.00%     20,350,000      4,650,000     25,000,000      25,000,000             -0-
Bank of Hawaii                         6.00%     24,420,000      5,580,000     30,000,000      30,000,000             -0-
Fleet National Bank                    7.00%     28,490,000      6,510,000     35,000,000      35,000,000             -0-
Credit Lyonnais                        4.00%     16,280,000      3,720,000     20,000,000      20,000,000             -0-
M&I Thunderbird Bank                   4.00%     16,280,000      3,720,000     20,000,000      20,000,000             -0-
Comerica Bank                          8.00%     32,560,000      7,440,000     40,000,000      20,000,000     $20,000,000
PNC Bank, N.A.                         4.00%     16,280,000      3,720,000     20,000,000      20,000,000             -0-
Norwest Bank Arizona                   4.00%     16,280,000      3,720,000     20,000,000      20,000,000             -0-
Bank United                            6.00%     24,420,000      5,580,000     30,000,000             -0-      30,000,000
TOTAL:                               100.00%   $407,000,000   $ 93,000,000   $500,000,000    $450,000,000    $ 50,000,000

                                     Annex I

                                                   ANNEX II
                                          ADJUSTING PURCHASE PAYMENTS

                  Aggregate  Principal  Balance  of  existing  Promissory  Notes
immediately   prior  to  effective  date  of  First   Amendment  -  $___________
("Carryover Principal Balance").

Banks Making                       Former Share     Former     New Share of                      Adjusting        Adjusting
Adjusting                          of Carryover    Pro Rata      Carryover            New        Purchase          Purchase
PURCHASE PAYMENTS                PRINCIPAL BALANCE  SHARE    PRINCIPAL BALANCE  PRO RATA SHARE PAYMENT TO PAY  PAYMENT TO RECEIVE
-----------------                -----------------  -----    -----------------  -------------- --------------  ------------------
  Comerica Bank
  Bank United
  BANKS RECEIVING ADJUSTING
  PURCHASE PAYMENTS
  Bank of America NT & SA
  Bank One, Arizona, NA
  Guaranty Federal Bank, F.S.B.
  BankBoston, N.A.
  First Union National Bank
  Bank of Hawaii
  Fleet National Bank
  Credit Lyonnais
  M&I Thunderbird Bank
  PNC Bank, N.A.
  Norwest Bank Arizona
  TOTAL:                                              100.00%                       100.00%

                                    Annex II
                                   Page 1 of 1